EXHIBIT  23.1
CONSENT OF INDEPENDENT AUDITORS




                          INDEPENDENT  AUDITORS'  CONSENT




We consent to the incorporation in this Registration Statement on Form SB-2 of our report included herein dated October 31, 2001, relating to the financial statements of Chemical Consortium Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.



/s/  Horwath Gelfond Hochstadt Pangburn, P.C.
---------------------------------------------
HORWATH GELFOND HOCHSTADT PANGBURN, P.C.

Denver, Colorado
February 20, 2002.


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